As filed with the Securities and Exchange Commission on April 5, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2013

OPPENHEIMER HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 1-12043

Delaware	98-0080034
(State of incorporation)	(IRS Employer Identification Number)

85 Broad Street, 22nd Floor, New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(212) 668-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	On April 3, 2013, the Audit Committee of the Board of Directors of Oppenheimer Holdings Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Audit Committee made its determination after completing a process it undertook to consider the selection of a public accounting firm for our 2013 audit. This process included consideration of several major public accounting firms, including PricewaterhouseCoopers (“PwC”), our former independent registered public accounting firm. In connection with the Audit Committee’s approval to engage Deloitte, our Audit Committee dismissed PwC on April 3, 2013.

PwC’s audit reports on the consolidated financial statements of the Company and subsidiaries for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PwC on the effectiveness of internal control over financial reporting as of December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through April 3, 2013, we have not had any (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (2) reportable events as defined in Item 304(a)(1) (v) of Regulation S-K.

We provided PwC with a copy of this Current Report on Form 8-K and requested PwC to provide a letter addressed to the Securities and Exchange Commission (the “Commission”) indicating whether it agrees with such disclosures and, if not, the respects in which it does not agree. A copy of PwC’s letter is filed as Exhibit No. 16 to this Current Report on Form 8-K.

(b)	As described above, on April 3, 2013, the Audit Committee of the Board of Directors of the Company approved the engagement of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

We did not consult with Deloitte during our two most recent fiscal years or through April 3, 2013 regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements; and no written report was provided to us or oral advice was provided that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue during such period; or (2) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

We provided Deloitte with a copy of this Current Report on Form 8-K and requested Deloitte to provide a letter addressed to the Commission containing any new information, clarification of the expression of our views, or the respects in which it does not agree with the statements made by us. Deloitte has advised us that it has reviewed the disclosures in this Current Report on Form 8-K and has no basis upon which to submit such a letter addressed to the Commission.

The stockholders of the Company entitled to vote at the Company’s Annual Meeting of Stockholders to be held in May of this year will be asked to ratify the selection of Deloitte as the Company’s auditors for fiscal year 2013.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.

16	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: April 5, 2013

By: /s/ Dennis McNamara
Dennis McNamara
Secretary
(Duly Authorized Officer)

4